Exhibit 10.3

SEVENTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September 12, 2022, is entered into by and among IMEDIA BRANDS, INC., a Minnesota corporation (“iMedia” or “Borrowing Agent”), VALUEVISION INTERACTIVE, INC., a Minnesota corporation (“Value Interactive”), VALUEVISION RETAIL, INC., a Delaware corporation (“Value Retail”), PW ACQUISITION COMPANY, LLC, a Minnesota limited liability company (“PW Acquisition”), FL ACQUISITION COMPANY, a Minnesota corporation (“FL Acquisition”), VALUEVISION MEDIA ACQUISITIONS, INC., a Delaware corporation (“Value Media”), TCO, LLC, a Delaware limited liability company (“TCO”), JWH ACQUISITION COMPANY, a Minnesota corporation (“JWH Acquisition”), NORWELL TELEVISION, LLC, a Delaware limited liability company (“Norwell”), 867 GRAND AVENUE LLC, a Minnesota limited liability company (“867 Grand Avenue”), PORTAL ACQUISITION COMPANY, a Minnesota corporation (“Portal” and together with iMedia, Value Interactive, Value Retail, PW Acquisition, FL Acquisition, Value Media, TCO, JWH Acquisition, Norwell, 867 Grand Avenue and any other Person who from time to time becomes a Borrower under the Loan Agreement, collectively, the “Borrowers”), VVI FULFILLMENT CENTER, INC., a Minnesota corporation (“VVI Fulfillment”), EP PROPERTIES, LLC, a Minnesota limited liability company (“EP Properties”), IMEDIA&123TV HOLDING GMBH (“iMedia&123tv Holding” and together with VVI Fulfillment, and EP Properties, collectively, the “Guarantors”), SIENA LENDING GROUP LLC, as a lender (“Siena” and together with any other financial institutions who become part to the Loan Agreement referred to below from time to time, each a “Lender” and collectively, the “Lenders”) and SIENA LENDING GROUP LLC, as administrative and collateral agent for the Lenders (in such capacity, the “Agent”). Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement defined below.

RECITALS

A.            Agent, Lenders and Borrowers have previously entered into that certain Loan and Security Agreement dated as of July 30, 2021 (as amended, modified and supplemented from time to time, the “Loan Agreement”), pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers.

B.             Borrowers have requested that Agent and Lenders amend the Loan Agreement on the terms and conditions set forth herein.

C.             Agent and Lenders are willing to amend the Loan Agreement on the terms and conditions set forth herein.

D.            Borrowers and Guarantors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any other Loan Document are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendments to Loan Agreement. Effective as of the Seventh Amendment Effective Date (except with respect to Section 1(b), which shall be effective as of September 9, 2022):

(a)	Section 10.7 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“10.7 Expenses, Fee and Costs Reimbursement. Borrowers hereby agree to promptly and jointly and severally pay (a) all fees, costs and expenses of Agent on its behalf or on behalf of Lenders (including Agent’s underwriting fees) and (b) all out of pocket fees, costs and expenses of one main legal counsel to Agent and one main legal counsel to each Lender (other than Lenders who are Affiliates of Agent) (and one local counsel in each relevant jurisdiction and one special or regulatory counsel for each relevant subject matter to the extent reasonably necessary), and appraisers, accountants, consultants and other professionals and advisors retained by or on behalf of, Agent on its behalf or on behalf of Lenders all of which shall be reasonable, prior to the occurrence and continuance of an Event of Default, and documented in connection with: (i) all loan proposals and commitments pertaining to the transactions contemplated hereby (whether or not such transactions are consummated), (ii) the examination, review, due diligence investigation, documentation, negotiation, and closing of the transactions contemplated by the Loan Documents (whether or not such transactions are consummated), (iii) the creation, perfection and maintenance of Liens pursuant to the Loan Documents, (iv) the performance by Agent or any Lender of its rights and remedies under the Loan Documents, (v) the administration of the Loans (including usual and customary fees for wire transfers and other transfers or payments received by Agent or any Lender on account of any of the Obligations) and Loan Documents, (vi) any amendments, modifications, consents and waivers to and/or under any and all Loan Documents (whether or not such amendments, modifications, consents or waivers are consummated), (vii) any periodic public record searches conducted by or at the request of Agent (including, title investigations and public records searches), pending litigation and tax lien searches and searches of applicable corporate, limited liability company, partnership and related records concerning the continued existence, organization and good standing of Loan Parties), (viii) protecting, storing, insuring, handling, maintaining, auditing, examining, valuing or selling any Collateral, (ix) any litigation, dispute, suit or proceeding relating to any Loan Document, and (x) any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all of the Loan Documents (it being agreed that such costs and expenses may include the costs and expenses of workout consultants, investment bankers, financial consultants, appraisers, valuation firms and other professionals and advisors retained by or on behalf of Agent), and (c) without limitation of the preceding clauses (a) and (b), all out of pocket costs and expenses of Agent in connection with Agent’s reservation of funds in anticipation of the funding of the initial Loans to be made hereunder. Any fees, costs and expenses owing by Borrowers or any other Loan Party hereunder shall be due and payable within three (3) days after written demand therefor.”

(b)            Section 3 of Schedule A of the Loan Agreement is amended and restated as follows:

“3. Interest Rate for Revolving Loans:	5.61448% per annum in excess of Term SOFR
Or if the Base Rate is then in effect pursuant to Section 2.6, 2.75% per annum in excess of the Base Rate.”

(c)            Schedule B of the Loan Agreement is amended to amend and restate the definition of Base Rate in its entirety as follows:

“‘Base Rate’ means, for any day, the greatest of (a) the per annum rate of interest which is identified as the “Prime Rate” and normally published in the Money Rates section of The Wall Street Journal (or, if such rate ceases to be so published, as quoted from such other generally available and recognizable source as Agent may select) (the “Published Prime Rate”) (and, if any such published rate is below zero, then the rate determined pursuant to this clause (a) shall be deemed to be zero), (b) the sum of the Federal Funds Rate plus 0.5% and (c) the most recently-used Term SOFR, plus 2.86488%. Any change in the Base Rate due to a change in such Published Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in such Published Prime Rate or the Federal Funds Rate, as applicable. Notwithstanding the foregoing, in no event shall the interest rate for any Loan based on the Base Rate be less than the interest rate that would have applied to such Loan if the interest rate for such Loan was based on Term SOFR.”

(d)            Schedule D of the Loan Agreement is amended by amending and restating the first four boxes thereof in their entirety as set forth on Exhibit A annexed hereto.

(e)            Subsection (a) set forth on Schedule E of the Loan Agreement is amended and restated in its entirety as follows:

“(a)  Minimum Liquidity. Borrowers shall not permit Minimum Liquidity at any time to be less than $10,000,000.

(f)            Subsection (b) set forth on Schedule E of the Loan Agreement is amended and restated in its entirety as follows:

“(b) Maximum Senior Net Leverage Ratio. Loan Parties shall maintain a Senior Net Leverage Ratio of not greater than the applicable ratio set forth in the table immediately below, and corresponding to the applicable time period, which shall be tested as of the last day of each fiscal quarter (the “Testing Date”) of Loan Parties:

Trailing Twelve Month Period	Senior Net Leverage Ratio
Period ending on Testing Date April 30, 2022	3.50:1.00
Period ending on Testing Date July 30, 2022	3.90:1.00
Period ending on Testing Date October 29, 2022	4.10:1.00
Period ending on Testing Date January 28, 2023	3.25:1.00
Period ending on Testing Date April 29, 2023	2.80:1.00
Period ending on Testing Date July 30, 2023	2.65:1.00
Period ending on Testing Date October 29, 2023 and thereafter	2.50:1.00

2.	Release; Covenant Not to Sue.

(a)            Each Loan Party hereby absolutely and unconditionally releases and forever discharges Agent and each Lender, and any and all of their respective participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified.

(b)            Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)            Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Loan Party pursuant to the above release. If any Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, such Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Released Party as a result of such violation.

3.            Amendment Fee. In consideration of the agreements set forth herein, Borrowers hereby agree to jointly and severally pay to Agent for the ratable benefit of the Lenders, an amendment fee in the amount of $600,000 (the “Amendment Fee”), which fee is non-refundable when paid and is fully-earned as of the date of this Amendment and due and payable on November 1, 2022. Borrowers hereby authorize Agent to charge Borrowers’ Loan Account in full payment of such Amendment Fee on the due date therefor;

4.            Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction, as determined by Agent, of the following conditions (the “Seventh Amendment Effective Date”):

(a)            Amendment. Agent shall have received this Amendment fully executed by the other parties hereto;

(b)            Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must true and correct in all material respects (without duplication of materiality qualifiers therein) as of the date hereof (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct in all material respects (without duplication of materiality qualifiers therein) as of such earlier date); and

(c)            Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as reasonably required by Agent in its Permitted discretion.

5.	Representations and Warranties. Each Loan Party represents and warrants as follows:

(a)            Authority. Such Loan Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder, under the Loan Agreement (as amended or modified hereby) and under the other Loan Documents to which it is a party. The execution, delivery and performance by such Loan Party of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)            Enforceability. This Amendment has been duly executed and delivered by each Loan Party. This Amendment, the Loan Agreement (as amended or modified hereby) and each other Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and is in full force and effect.

(c)            Representations and Warranties. The representations and warranties contained in the Loan Agreement and each other Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)            Due Execution. The execution, delivery and performance of this Amendment are within the power of each Loan Party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Loan Party.

(e)            No Default. No event has occurred and is continuing that constitutes a Default or an Event of Default.

(f)            No Duress. This Amendment has been entered into without force or duress, of the free will of each Loan Party. Each Loan Party’s decision to enter into this Amendment is a fully informed decision and such Loan Party is aware of all legal and other ramifications of such decision.

(g)            Counsel. Each Loan Party has read and understands this Amendment, has consulted with and been represented by legal counsel in connection herewith, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

6.            Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW). FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AMENDMENT AND ALL SUCH RELATED LOAN DOCUMENTS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

7.              Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by e-mail, Docusign, facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto.

8.	Reference to and Effect on the other Loan Documents.

(a)            Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)            Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers and Guarantors to Agent and Lenders.

(c)            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.

(d)            To the extent that any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

9.             Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the other Loan Documents effective as of the date hereof.

10.            Integration. This Amendment, together with the Loan Agreement and the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11.            Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

12.            Guarantors’ Acknowledgment. With respect to the amendments to the Loan Agreement effected by this Amendment, each Guarantor hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty (as modified and supplemented in connection with this Amendment) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to the Loan Agreement, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended or modified by this Amendment. Although Lender has informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that Lender has no duty under the Loan Agreement, any Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

IMEDIA BRANDS, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

VALUEVISION RETAIL, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

FL ACQUISITION COMPANY

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

PW ACQUISITION COMPANY, LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

VALUEVISION MEDIA ACQUISITIONS, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

[Signature Page to Seventh Amendment to Loan and Security Agreement]

TCO, LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

JWH ACQUISITION COMPANY

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

NORWELL TELEVISION, LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

867 GRAND AVENUE LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

VALUEVISION INTERACTIVE, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

PORTAL ACQUISITION COMPANY

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

[Signature Page to Seventh Amendment to Loan and Security Agreement]

GUARANTORS:

VVI FULFILLMENT CENTER, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

EP PROPERTIES, LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

IMEDIA&123TV HOLDING GMBH

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: Managing Director

[Signature Page to Seventh Amendment to Loan and Security Agreement]

SIENA LENDING GROUP LLC, as Agent

By:	/s/ Renee Singer
Name: Renee Singer
Title: Authorized Signatory

By:	/s/ Steven Sanicola
Name: Steven Sanicola
Title: Authorized Signatory

SIENA LENDING GROUP LLC, as a Lender

By:	/s/ Renee Singer
Name: Renee Singer
Title: Authorized Signatory

By:	/s/ Steven Sanicola
Name: Steven Sanicola
Title: Authorized Signatory

[Signature Page to Seventh Amendment to Loan and Security Agreement]

CRYSTAL FINANCIAL SPV LLC, as a Lender

By:	/s/ Mirko Andric
Name: Mirko Andric
Title: Senior Managing Director

CRYSTAL FINANCIAL LLC D/B/A SLR CREDIT SOLUTIONS, as a Lender

By:	/s/ Mirko Andric
Name: Mirko Andric
Title: Senior Managing Director

NORTH MILL CAPITAL LLC D/B/A SLR BUSINESS CREDIT, as a Lender

By:
Name:
Title:

[Signature Page to Seventh Amendment to Loan and Security Agreement]

CRYSTAL FINANCIAL SPV LLC, as a Lender

By:
Name:
Title:

CRYSTAL FINANCIAL LLC D/B/A SLR CREDIT SOLUTIONS, as a Lender

By:
Name:
Title:

NORTH MILL CAPITAL LLC D/B/A SLR BUSINESS CREDIT, as a Lender

By:	/s/ ILLEGIBLE
Name: ILLEGIBLE
Title:

[Signature Page to Seventh Amendment to Loan and Security Agreement]

Exhibit A

Weekly (due on Wednesday of each week for the preceding week)

●     reporting of weekly sales, collections and credits,

●     a Value Pay Plan ageing summary,

●     updated In-transit Credit Card Receipts for the prior week.

●     Inventory reports (including breakout by category, including without limitation In-Transit Inventory), and

●     A system generated perpetual inventory report that will capture inventory amounts by product line and related ineligibles in a form satisfactory to Siena.

Weekly (due on Thursday of each week (or the next Business Day if such Thursday is not a Business Day) for Wednesday of such week)	● A detailed calculation of Borrower’s Minimum Liquidity as of Wednesday of such week.
Monthly (no later than the 10th day of each calendar month);

●    a detailed aging, by total, of Portal’s Accounts, together with an Account roll- forward with supporting details supplied from sales journals, collection journals, credit registers and any other records, with respect to Portal’s Accounts (delivered electronically in an acceptable format); and

●     accounts payable schedules solely with respect to Portal, inclusive of reconciliations to the general ledger

Monthly (no later than the 20th day of each calendar month)

●     accounts receivable ageings inclusive of reconciliations to the general ledger,

●     accounts payable schedules inclusive of reconciliations to the general ledger (including ageing of accrued cable access fees included in accounts payable),

●     monthly reporting of the prior month’s Average FICO Score,

●     Borrowing Base Certificate in form and substance satisfactory to Agent (which shall be calculated as of the last day of the prior month and which shall not be binding upon Agent or restrictive of Agent’s rights under this Agreement),

●     copies of bank statements for all bank accounts of Portal, and

●     Monthly trial balances.